FLEXIBLE PREMIUM VARIABLE
                             LIFE INSURANCE CONTRACT
                                   ISSUED BY
                         LUTHERAN BROTHERHOOD VARIABLE
                           INSURANCE PRODUCTS COMPANY


                    Supplement to Prospectus Dated May 1, 1996

The general purpose of this supplement is to provide information about the Charitability (SM) for Life benefit now available to Contract Owners for certain Contracts. Charitability for Life is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. Charitability for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract.

Upon the death of the Insured, the Lutheran charitable organization or congregation will receive the Death Benefit proceeds as designated, and LBVIP will contribute an additional 10% of that amount to the Lutheran charitable organization or congregation, up to $25,000 per insured. Any legally incorporated nonprofit Lutheran organization that qualifies under Internal Revenue Code Section 170(c) is eligible to receive Charitability for Life benefits. The benefit may vary state-by-state and an LBVIP representative should be consulted as to whether and to what extent the benefit is available in a particular state and on any particular Contract.

This supplement also provides information about new changes to compensation being paid to LBVIP Representatives for the sale of the Contracts. Accordingly, the current references to compensation under the heading Sales and Other Agreements contained on pages 63-64 of the prospectus for the Contract are amended to read as follows:

Compensation of LBVIP Representatives. LBVIP Representatives selling the Contracts will receive a 3% service fee of all premiums paid on the Contract. In addition to the service fee, commissions will be paid to the LBVIP Representatives based on a commission schedule summarized below. Further, LBVIP Representatives may be eligible to receive certain benefits based on the account of earned commissions.

During the first Contract Year, commissions will be not more than 52% of the Death Benefit Guarantee Premium for the Contract. In the second and third Contract Years, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the Contract. The Death Benefit Guarantee Premium at issue will include premiums attributable to riders and supplemental benefits included in the Contract.

For the first year following an increase in Face Amount, commissions will be not more than 47% of the Death Benefit Guarantee Premium for the increase. In the second and third year following an increase, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the increase.

For Contracts with an initial Face Amount greater than or equal to $500,000 but less than $1,000,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 42% of the applicable Death Benefit Guarantee Premium. For Contracts with an initial Face Amount greater than or equal to $1,000,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 40% of the applicable Death Benefit Guarantee Premium. In the second and third year after issue or following an increase, the commissions will equal, in general, 6% of the applicable Death Benefit Guarantee Premium.

For the first year following the addition of a spouse or child rider, the commission will be not more than 47% of the Death Benefit Guarantee Premium for the rider. In the second and third year following the addition of a rider, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the rider.

For the first year following an increase in Face Amount of a spouse rider, the commission will be not more than 47% of the Death Benefit Guarantee Premium for the increase in Face Amount of the spouse rider. In the second and third year following the increase, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the increase in the spouse rider.

                 The date of this Supplement is January 9, 1997

VP20 STK